UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2022

GRAN TIERRA ENERGY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34018	98-0479924
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 900, 520-3 Avenue SW
Calgary, Alberta, Canada
T2P 0R3

(Address of Principal Executive Offices)

(Zip Code)

(403) 265-3221

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GTE	NYSE American Toronto Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 24, 2022, Gran Tierra Energy Inc., a Delaware corporation (the “Company”), commenced private offers to all Eligible Holders (as defined in the press release) to exchange (the “Exchange Offers”) any and all outstanding 6.25% Senior Notes due 2025 (the “2025 Notes”) issued by the Gran Tierra Energy International Holdings Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands and an indirect, wholly-owned subsidiary of the Company (“GTEIH”), and the 7.750% Senior Notes due 2027 (the “2027 Notes” and, together with the 2025 Notes, the “Existing Notes”) issued by the Company, for newly issued 8.750% Senior Secured Amortizing Notes due 2029 (the “New Notes”) to be issued by the Company, pursuant to the terms and subject to the conditions set forth in a confidential exchange offer memorandum and consent solicitation statement, dated May 24, 2022 (the “Exchange Offer Memorandum”).

In conjunction with the Exchange Offers, GTEIH is conducting a solicitation (the “2025 Solicitation”) of consents (the “2025 Consents”) from Eligible Holders of 2025 Notes to, among other things, eliminate from the indenture dated as of February 15, 2018, between GTEIH, as issuer, the Company and certain subsidiaries of the Company party thereto, as guarantors, and U.S. Bank National Association, as trustee (the “Trustee”), under which the 2025 Notes were issued (the “2025 Existing Indenture”), substantially all of the restrictive covenants and events of default and related provisions under the 2025 Existing Indenture and (ii) the Company is conducting a solicitation (the “2027 Solicitation” and, together with the 2025 Solicitation, the “Solicitations”) of consents (the “2027 Consents” and, together with the 2025 Consents, the “Consents”) from Eligible Holders of 2027 Notes to, among other things, eliminate from the indenture dated as of May 23, 2019, between the Company, as issuer, and certain subsidiaries of the Company, as guarantors, and the Trustee, under which the 2027 Notes were issued (the “2027 Existing Indenture”), substantially all of the restrictive covenants and events of default and related provisions under the 2027 Existing Indenture.

The Company’s obligation to accept Existing Notes tendered pursuant to the Exchange Offers and Consents delivered pursuant to the Solicitations is subject to the satisfaction of certain conditions described in the Exchange Offer Memorandum, which include, (i) the non-occurrence of an event or events or the likely non-occurrence of an event or events that would or might reasonably be expected to prohibit, restrict or delay the consummation of the Exchange Offers or materially impair the contemplated benefits to the Company of the Exchange Offers, (ii) receipt of valid tenders of the applicable series of Existing Notes and related Consents (not validly withdrawn) prior to the Expiration Deadline (as defined below) representing not less than 80% of the aggregate principal amount of outstanding Existing Notes of the applicable series and (iii) certain other customary conditions.

The Exchange Offers and the Solicitations will expire at 11:59 p.m., New York City time, on June 22, 2022, unless extended or earlier terminated (such time and date, as the same may be extended or earlier terminated, the “Expiration Deadline”). However, Eligible Holders who validly tender and do not validly withdraw their Existing Notes at or prior to 5:00 p.m., New York City time, on June 7, 2022 (as the same may be extended or earlier terminated, the “Early Participation Deadline”), will be eligible to receive greater consideration for their Existing Notes than will be available for tenders made after the Early Participation Deadline but at or prior to the Expiration Deadline, all as more fully described in the attached press release and in the Exchange Offer Memorandum.

The Exchange Offers and Solicitations are being made solely pursuant to the conditions set forth in the Exchange Offer Memorandum in a private offering exempt from, or not subject to, registration under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to certain conditions set forth in the Exchange Offer Memorandum, although the Company may waive any such conditions at any time.

Please carefully review the attached press release for further details regarding the Exchange Offers and Solicitations. A copy of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

This announcement does not constitute an offer to (i) buy or the solicitation of an offer to sell the Existing Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) sell or the solicitation of an offer to buy the New Notes, nor shall there be any sale of the New Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The Exchange Offers and Solicitations are being made solely pursuant to the Exchange Offer Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

Cautionary Statement Regarding Forward-Looking Statements

The statements other than statements of historical facts included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 or “forward-looking information” within the meaning of applicable Canadian securities laws. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements, including, but not limited to, the form and results of this Exchange Offers and Solicitations. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. Therefore, actual outcomes and results could materially differ from what is expressed or implied in such statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of Gran Tierra Energy Inc. issued on May 24, 2022.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2022	GRAN TIERRA ENERGY INC.

	By:	/s/ Ryan Ellson
		Name:	Ryan Ellson
		Title:	Executive Vice President and Chief Financial Officer